UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2019

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2019 by Fortune Brands Home & Security, Inc. (the “Company”), Mr. Klein will retire as Chief Executive Officer and transition to the role of Executive Chairman of the Board of Directors and Mr. Nicholas I. Fink will serve as Chief Executive Officer and as a Class III member of the Board of Directors, effective January 6, 2020 (the “Original 8-K”). This Form 8-K/A amends the Original Form 8-K regarding Mr. Fink’s compensation arrangements when he begins serving as Chief Executive Officer of the Company.

On December 9, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved Mr. Fink’s compensation as Chief Executive Officer, which will consist of: (1) an annual base salary of $1,100,000 and (2) an annual bonus target percentage equal to 125% of his annual base salary, as provided under the Company’s annual executive incentive plan. Mr. Fink will continue to participate in the Company’s long-term incentive program, with his target award value to be determined at the time of the 2020 equity grants in accordance with the Company’s normal compensation practices.

On December 9, 2019, the Compensation Committee also authorized the Company to enter into a new Agreement for the Payment of Benefits Following Termination of Employment (the “Agreement”) with each of Messrs. Fink and Klein. The Agreement for each of Messrs. Fink and Klein will be in the customary form provided to the Company’s executives, as such form has previously been filed with the SEC. For Mr. Fink, the severance benefit will be in an amount equal to a multiple of two (2) years of specified compensation and three (3) years in the event of a qualifying termination following a change of control. For Mr. Klein, the severance multiple for determining severance benefits following a qualifying termination of employment will be one (1) year of specified compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: December 12, 2019